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EXHIBIT 10.23

ADMINISTRATIVE AND FINANCIAL MANAGEMENT AGREEMENT

         THIS AGREEMENT is entered into as of the 24th day of December, 1996, by and between First Mercury Insurance Company ("First Mercury"), an Illinois insurance corporation, and Mercury Management, Inc. ("MM"), a Michigan corporation.

         WHEREAS, First Mercury is an admitted insurance carrier in the State of Illinois; and

         WHEREAS, MM and its personnel have experience in providing various management and administrative services to insurance companies and other organizations; and

         WHEREAS, First Mercury and MM desire to enter into an administrative and financial management agreement, whereby MM shall act as "Administrative and Financial Manager" of First Mercury, according to the terms and conditions herein provided.

         NOW, THEREFORE, in consideration of the foregoing premises and the covenants and agreements herein contained, it is mutually agreed as follows:

         I. SCOPE AND AUTHORITY. First Mercury hereby engages MM as its Administrative and Financial Manager, for the term set forth in Section III hereof, and MM hereby accepts such engagement. As Administrative and Financial Manager, MM shall have full, general authority to perform the duties hereinafter set forth, subject to (i) the terms and conditions of this Agreement, (ii) the authority and direction of First Mercury's Board of Directors and officers,
(iii) First Mercury's Articles of Incorporation and By-Laws, and (iv) the statutes, rules and regulations governing the business and affairs of First Mercury in Illinois and other applicable jurisdictions.

         II. DUTIES. Without limiting the generality of Section I hereof, and subject to the general and specific limitations set forth throughout this Agreement, MM shall perform the following specific duties on behalf of First
Mercury:

         a. Provide strategic planning, executive guidance and consultation with respect to the business activities of First Mercury, including, without limitation:

                  (i) the development of First Mercury's insurance production force;

                  (ii) the development and implementation of advertising and promotional strategies and materials;

                  (iii) the development of First Mercury's marketing approach, including, without limitation, the development of overall marketing procedures, policies and objectives;

                  (iv)     the preparation of market surveys and analyses;

                  (v)      the review and evaluation of performance objectives;

         b. Provide executive consultation and administrative oversight with respect to the activities of First Mercury;

         c.       Provide and implement an investment program in accordance with
                  Section VI hereof;


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         d.       Provide financial oversight and consulting services with
                  respect to the assets of First Mercury;

         e. Provide day to day administrative, records and financial accounting services; and

         f. Provide such other services incident to its performance of the foregoing activities as reasonably shall be required.

         MM further agrees that it will exercise its best efforts to generally promote and assist in the development of the business of First Mercury, in accordance with the objectives of First Mercury and in compliance with the statutes, rules and regulations of the State of Illinois and other regulatory agencies having jurisdiction over First Mercury.

III. TERM. The term of this Agreement shall commence as of June 28, 1996 and shall remain in full force and effect until December 31, 2001 or until terminated as hereinafter provided.

IV. RELATIONSHIP OF THE PARTIES.

         a. Nothing herein contained shall be construed to create the relationship of employer/employee, partners, or joint venturers between First Mercury and MM or to provide MM with the exclusive or dominant right to manage or control First Mercury.

         b. MM is acting herein as an Administrative and Financial Manager and may exercise its own judgment, within the parameters set forth herein and in any written rules, regulations and instructions issued by the Board of Directors or officers of First Mercury, as to the time and manner in which MM performs the services required to be performed by it hereunder.

         c. First Mercury from time to time may issue rules, regulations and instructions regarding its business which may affect MM's rights and interests hereunder, provided that such rules shall not have as their exclusive purpose the frustration or material adverse impact upon this Agreement.

         d. MM shall not have the right to produce any insurance business nor negotiate any ceded or assumed reinsurance on behalf of First Mercury.

V. INFORMATION SUPPLIED BY FIRST MERCURY. First Mercury agrees to keep MM fully informed at all times with regard to the securities owned by it, the funds available or to become available to it for investment, and generally as to the condition of its affairs. First Mercury periodically shall furnish MM with a copy of its financial statements, including a signed copy of each report prepared by certified public accountants with respect to such financial statements, and with such other information regarding its affairs as MM from time to time reasonably may request.

VI. INVESTMENT PROGRAM OF FIRST MERCURY.

         a. MM agrees to provide financial management services to and to act as financial manager for First Mercury in accordance with the provisions of this Agreement. MM continuously shall provide to the Board of Directors of First Mercury an investment program for the assets of First Mercury, including, without limitation, advice, statistical data and recommendations with respect to the acquisition


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(through purchase, exchange or otherwise) of securities and other assets of
First Mercury. All such advice and recommendations shall be consistent with and in furtherance of the investment objectives and policies of First Mercury, as heretofore adopted by First Mercury and communicated in writing to MM and as such investment objectives and policies from time to time may be amended and communicated in writing to MM, and in full compliance with all applicable laws, rules and regulations.

         b. Subject to the supervision and direction of the Board of Directors and officers of First Mercury, MM shall take all action necessary or appropriate to implement and carry into effect First Mercury's investment program or any part thereof. With respect to the portfolio securities of First Mercury, MM shall purchase on behalf of First Mercury such securities from or through and sell such securities to or through brokers, dealers or other persons, within the investment guidelines given to MM by the Board of Directors of First Mercury. MM shall provide to the Board of Directors of First Mercury periodic reports with respect to the implementation of First Mercury's investment program, or part thereof, and any other reports which First Mercury reasonably may request.

VII. EXPENSES. First Mercury shall be responsible for, pay and discharge all of its own operating expenses associated with the administrative and financial management services provided hereunder (including fees or compensation due or paid to subcontractors). With respect to the performance of services hereunder, MM shall not incur any expenses to be charged to First Mercury, other than the following expenses which may be incurred by MM on behalf of First Mercury and which shall be borne and paid by First Mercury when so incurred:

         a. Pension, fringe benefits and related expenses of First Mercury's employees, officers and directors;

         b. Legal, actuarial and accounting fees and expenses relating to the operations and business of First Mercury;

         c.       Investment management and brokerage fees;

         d.       Security account custodial fees;

         e. Expenses associated with the transfer of securities, including transfer and other taxes; and

         f. Other expenses of a similar nature consistent with the foregoing.

VIII. COMPENSATION. As full compensation for the administrative and financial management services rendered by MM hereunder, First Mercury shall pay to MM fifteen percent (15%) of direct and assumed premiums written. Payment hereunder shall be made to MM not less often than quarterly.

IX. DIRECTORS, OFFICERS AND EMPLOYEES - OUTSIDE INTERESTS. Nothing in this Agreement shall limit or restrict the right of any director, officer, employee or agent of MM who also may be a director, officer, employee or agent of First Mercury or any affiliate thereof to engage in any other business or to devote his time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or limit or restrict the right of MM to engage in any other business or to render services of any kind to any other corporation, firm, individual or association; provided, however, that MM shall disclose to First Mercury any such interests or relationships to the extent they may represent a conflict of interest with respect to MM's duties and responsibilities hereunder.


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X. INSPECTION OF BOOKS AND RECORDS. MM shall maintain during the term of this
Agreement all books and records necessary with respect to its obligations under this Agreement until written authorization to return or destroy said books and records is received from First Mercury and any governmental authority required to give such authorization. Said books and records which reflect the transactions of First Mercury shall remain at all times the property of First Mercury, and MM, at its own expense, may retain duplicate copies of said books and records. All books and records maintained by MM which pertain in any way to this Agreement and the investments and other transactions entered into by MM on behalf of First Mercury shall be made available for inspection to any duly authorized representative of any governmental authority having jurisdiction over MM or First Mercury.

XI. INDEMNIFICATION OF FIRST MERCURY.

         a. MM shall perform its duties hereunder in accordance with all applicable laws and regulations and immediately shall notify First Mercury of any notice received of any alleged violations thereof and promptly shall correct any such violation regardless of the source of the notice.

         b. MM shall hold First Mercury harmless and indemnify First Mercury from and against any expenses, damages, liability, actions, costs or other claims, including but not limited to reasonable attorneys' fees and associated costs, incurred by First Mercury either (i) as a result of the failure of MM or any subcontractor appointed by MM to comply with any law or administrative regulation, regardless of whether such failure was intentional or unintentional or resulted from mistake, negligence or lack of MM's knowledge, or (ii) as a result of or in connection with MM's breach of any duty or obligation hereunder or the breach of any duty or obligation of any subcontractor appointed by MM. First Mercury may set off against any amount due MM any amount due to First Mercury pursuant to this or any other agreement to which the parties hereto are also parties.

XII. TERMINATION. This Agreement may be terminated as follows:

         a. At any time, by mutual agreement of First Mercury and MM, without notice;

         b. By either First Mercury or MM upon 90 days prior written notice; or

         c. Forthwith, upon written notice after the happening of any of the following:

                  (i) any act committed by MM or First Mercury which would render such acting party unable to pay its liabilities as they become due;

                  (ii) the commencement of any proceeding in bankruptcy, receivership or dissolution by or against MM or First Mercury, and, if such proceeding is involuntarily com menced, such proceeding is not dismissed within 60 days;

                  (iii) any material change in the management or control of MM or MM's assets without First Mercury's prior written consent; or

                  (iv) the termination or restriction of MM's authority to conduct its business, or any part thereof, by any public authority, board, commission, bureau or officer.

XIII. GENERAL CONDITIONS.


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         a.       MM shall not at any time disclose or communicate to any
other person any confidential information or trade secrets relating to the business of First Mercury, including business methods and techniques, research data, marketing and sales information, customer lists, know-how and any other information concerning the business of First Mercury or any affiliate or agent of First Mercury, their manner of operation, their plans or other data not disclosed to the general public, unless prior written consent is obtained from First Mercury.

         b. MM and First Mercury agree that no indulgence or acceptance of any delinquent or partial payment by either or ratification after the fact of any violation or breach of any provision of this Agreement by either shall be construed as a waiver of any of its rights hereunder.

         c. The terms and provisions contained herein constitute the entire agreement between the parties and supersede any previous communications, representations or agreements, either oral or written, with respect to the subject matter hereof.

         d. Any notice provided to MM or First Mercury shall be in writing and shall be deemed sufficiently given on the date of service, if served personally, or on the third business day after mailing, if mailed by certified or registered mail, postage prepaid, or if sent by some other means at least as fast and reliable as by mail, addressed as follows (or to such other address as any party may give the other in the manner herein provided for the giving of notice):

         If to First Mercury:    First Mercury Insurance Company
                                 29621 Northwestern Highway
                                 Southfield, Michigan 48034
                                 Attn: Richard H. Smith, President



         If to MM:               Mercury Management, Inc.
                                 29621 Northwestern Highway
                                 Southfield, Michigan 48034
                                 Attn: Jerome M. Shaw, President

         e. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if the invalid or unenforceable provision had been omitted. To the extent this Agreement requires the approval of any public official, agency, board, commission or bureau prior to becoming effective, it shall not be effective until such approval shall have been obtained or otherwise as required by applicable law.

         f. This Agreement shall be binding upon and inure to the benefit of First Mercury and MM and their respective successors and assigns.

         g. This Agreement shall be interpreted in all respects in accordance with the internal laws of the State of Illinois, without regard to principles of conflicts of law.

         h. This Agreement may be amended only by a written document signed by First Mercury and MM.

         i. This Agreement may be executed in multiple counterparts, each of which shall be considered an original, but all of which, together, shall be considered one and the same instrument.

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